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                                                                    EXHIBIT 23.4

                         INDEPENDENT AUDITORS' CONSENT


     We consent to the use in this Amendment No. 3 to Registration Statement No. 333-32502 of Duke Energy Field Services Corporation of our report dated June 12, 1998, appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.


                                            /s/ DELOITTE & TOUCHE LLP

Fort Worth, Texas

May 22, 2000